UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2004



                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-7832                 75-1729843
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(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)          Number)          Identification Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                 (817) 252-8000
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              (Registrant's telephone number, including area code)


             301 Commerce Street, Suite 600, Fort Worth, Texas 76102
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                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

On September 14, 2004, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the second quarter ended August 28, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit No. Description

        99.1 Press release dated September 14, 2004 containing the financial results for the second quarter ended August 28, 2004.


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PIER 1 IMPORTS, INC.

Date: September 16, 2004                  By: /s/ J. Rodney Lawrence
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                                              J. Rodney Lawrence, Executive Vice
                                              President and Secretary


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description

 99.1 Press release dated September 14, 2004 containing the financial results for the second quarter ended August 28, 2004.